SEASONS SERIES TRUST
Supplement to the Summary Prospectus Dated July 28, 2011
The following change is effective February 13, 2012:
Diversified Fixed Income Portfolio. In the Portfolio Summary section, under the heading “Investment Adviser,” the portfolio manager disclosure for PineBridge Investments, LLC (“PineBridge”) with respect to Timothy Campion is deleted and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Peter Hu, CFA	2012	Vice President, Investment Strategy Research and Development
Dated: February 16, 2012